EXHIBIT 99.7

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas F. Chapman, Chief Executive Officer of Equifax Inc. (the “Company”) do hereby certify in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”), (i) that the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of the Company.

/s/    THOMAS F. CHAPMAN

Thomas F. Chapman

Chairman and Chief Executive Officer